UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2023

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 Wilshire Boulevard, Suite 150, Los Angeles, CA	90010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2023, Brenda Battey, Executive Vice President and Chief Financial Officer of the Company and the Bank, informed the Company and its board of directors that she intends to retire from the Company and the Bank in the first half of 2024 following more than 10 years of service and after a suitable replacement has been found and properly transitioned. The Company has initiated a nationwide search for her replacement.

Item 8.01	Other Events

As previously disclosed, at The Broadway Financial Corporation (the “Company”) Annual Meeting of Stockholders held on June 21, 2023, stockholders approved a proposal to amend the Company’s amended and restated certificate of incorporation (“Certificate of Incorporation”) to effect a reverse stock split of the outstanding shares of Class A common stock, Class B common stock, and Class C common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio ranging from 1 share-for-2 shares up to a ratio of 1 share-for-10 shares, which ratio will be selected by the Board and set forth in a public announcement, with no change to the number of shares of common stock authorized under our Certificate of Incorporation (the “Reverse Stock Split”).

On September 20, 2023, the Board of Directors (the “Board”) of the Company selected a ratio of 1 share-for-8 shares. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: September 25, 2023	By:	/s/ Brenda J. Battey
Brenda J. Battey
Executive Vice President and
Chief Financial Officer